Exhibit 10.5
Execution Version
Certain information contained in this exhibit, marked by [***], has been excluded from this exhibit because the registrant has determined that it is both not material and is the type that the registrant treats as private or confidential.

AMENDMENT NO. 1 TO
RECEIVABLES LOAN AND SECURITY AGREEMENT

    This AMENDMENT NO. 1 (this “Amendment”), dated as of March 22, 2024 (the “Amendment Effective Date”), to the Receivables Loan and Security Agreement, dated as of October 19, 2023, the “Loan Agreement”), by and among Oportun CL Trust 2023-A, as the borrower (“Borrower”), and Oportun, Inc., as the seller (“Seller”), Oportun CL Depositor, LLC, as the depositor (the “Depositor”), and the lenders from time to time party thereto (the “Lenders”), and Wilmington Trust, National Association, as the administrative agent, the paying agent and the account bank.
WITNESSETH:
    WHEREAS, Section 9.01 of the Loan Agreement permits the Credit Parties to amend, modify or waive certain provisions of the Loan Agreement with the consent of each individual Lender, subject to the satisfaction of certain additional conditions set forth therein; and
    WHEREAS, the Borrower desires to amend certain provisions of the Loan Agreement in the matter set forth herein with the consent of the each individual Lender pursuant to Section 9.01 of the Loan Agreement.
    NOW THEREFORE, based upon the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby consent and agree as follows:
AGREEMENT
1.    Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto or incorporated by reference in the Loan Agreement as amended hereby.
2.    Amendments. The Loan Agreement is hereby amended as follows:
(a)    Section 1.01 is hereby amended by adding the following definitions in the correct alphabetical order therefor:
“Amortization Period Cumulative Net Losses” means, as of any Determination Date following the Revolving Period Termination Date, the cumulative excess, if any, of (a) the aggregate outstanding principal balance of all Receivables that became Defaulted Receivables following the Revolving Period

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Termination Date over (b) Recoveries received with respect to such Defaulted Receivables.
“Amortization Period Cumulative Net Loss Ratio” means, as of any Determination Date following the Revolving Period Termination Date, the percentage equivalent of a fraction, (a) the numerator of which is the Amortization Period Cumulative Net Losses and (b) the denominator of which is the aggregate outstanding principal balance of all Receivables as of the Revolving Period Termination Date.
“Amortization Cumulative Net Loss Trigger Level” means, as of any Determination Date following the Revolving Period Termination Date, the percentage set forth in the table below which corresponds to each Monthly Period following the Revolving Period Termination Date:

Monthly Period	Amortization Cumulative Net Loss Trigger Level
1 through 11	[***]
12	[***]
13	[***]
14	[***]
15	[***]
16	[***]
17	[***]
18	[***]
19	[***]
20	[***]
21	[***]
22	[***]
23	[***]
24 or after	[***]

“Class C Interest Carryforward Amount” has the meaning set forth in Section 2.05(i).
“Class C Lenders Interest Distributable Amount” shall mean the interest accrued on the Class C Loans at the applicable Loan Rate on an amount equal to the Outstanding Loan Balance of Class C Loans.
“CNL Trigger Test” means, as of any Determination Date following the Revolving Period Termination Date, (a) the Amortization Period Cumulative Net

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Loss Ratio calculated as of the last day of the immediately prior Monthly Period, is less than or equal to (b) the applicable Amortization Cumulative Net Loss Trigger Level for such Monthly Period.
“CNL Trigger Event” means, as of any Determination Date following the Revolving Period Termination Date on which the Outstanding Loan Balance of the Class A Loans or the Class B Loans is greater than $0, an uncured failure to satisfy the CNL Trigger Test; provided that, once such failure has occurred, such CNL Trigger Event shall be deemed to be “uncured” until such time as the CNL Trigger Test has been satisfied; provided, further that a CNL Trigger Event that occurs after the twenty-fourth (24th) Monthly Period following the Revolving Period Termination Date may not be cured.
“Revolving Period Termination Date” means earlier of (i) the Scheduled Amortization Period Commencement Date and (ii) the Rapid Amortization Commencement Date.
(b)    Section 1.01 is hereby amended by deleting the definition of “Servicing Fee” in its entirety and replacing it with the following:
“Servicing Fee” means (A) for any Monthly Period during which PF Servicing, LLC or any Affiliate acts as Servicer, an amount equal to the product of (i) [***]%, (ii) the actual number of days in the Monthly Period divided by 360 and (iii) the aggregate Outstanding Receivables Balance as of the last day of the immediately prior Monthly Period, and (B) for any Monthly Period during which any other successor Servicer acts as Servicer, the Servicing Fee shall be an amount equal to (i) if SST acts as successor Servicer, the amount set forth pursuant to the SST Fee Schedule as set forth in the Back-Up Servicing Agreement or (ii) if any other successor Servicer acts as Servicer, the Servicing Fee shall be an amount equal to the product of (a) the current market rate for servicing receivables similar to the Receivables, (b) the actual number of days in the Monthly Period divided by 360 and (c) the aggregate Outstanding Receivables Balance as of the last day of the immediately prior Monthly Period.
(c)    Section 2.05(c)(A)(5) of the Loan Agreement is hereby amended by deleting clause (5) in its entirety and replacing it with the following:
“(5) to the Class C Lenders (on a pro rata basis in accordance with such Lenders’ Committed Share Percentage), the Class C Lenders Interest Distributable Amount;”
(d)    Section 2.05(c)(B)(5) of the Loan Agreement is hereby amended by deleting clause (5) in its entirety and replacing it with the following:

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“(5) (i) on any Payment Date prior to the occurrence of a CNL Trigger Event, to the Class C Lenders (on a pro rata basis in accordance with such Lenders’ Committed Share Percentage), the Class C Lenders Interest Distributable Amount, and (ii) on any Payment Date following the occurrence of a CNL Trigger Event, (A) to the Class C Lenders (on a pro rata basis in accordance with such Lenders’ Committed Share Percentage), 50% of the Class C Lenders Interest Distributable Amount, and (B) to the Class A Lenders and the Class B Lenders, sequentially by Class (i.e., beginning with Class A) and on a pro rata basis within each Class, an amount equal to 50% of the Class C Interest Distributable Amount, as principal payments under clauses (7) and (8);”
(e)    Section 2.05(c)(B)(9) of the Loan Agreement is hereby amended by deleting clause (9) in its entirety and replacing it with the following:
“(9) to the Class C Lenders (on a pro rata basis in accordance with such Lenders’ Committed Share Percentage), first, to reduce any Class C Interest Carryforward Amount until such Class C Interest Carryforward Amount is reduced to zero and, second, in reduction of principal until the Outstanding Loan Balance of the Class C Loans has been reduced to zero;”
(f)    Section 2.05 of the Loan Agreement is hereby amended by adding a new clause (i) as follows:
“(i)     Class C Loan Interest Carryforward Amount. Any amounts constituting the Class C Lenders Interest Distributable Amount distributed to the Class A Lenders or Class B Lenders pursuant to Section 2.05(c)(B)(5)(ii)(B) and not paid to the Class C Lenders pursuant to Section 2.05(c)(B)(9) shall be deferred (the “Class C Interest Carryforward Amount”). The Class C Interest Carryforward Amount shall accrue interest at the related Loan Rate. Such reallocation of interest amounts payable on the Class C Loans in accordance with Section 2.05(c)(B)(5)(ii)(B) shall not constitute an Event of Default under this Agreement.”
(g)    Section 5.01 of the Loan Agreement is hereby amended by adding a new clause (t) as follows:
“(t)     CNL Trigger Event. Each of the Seller and the Borrower shall promptly notify the Administrative Agent, the Paying Agent and the Lenders of the occurrence of a CNL Trigger Event.”
3.    Lender Consent. The undersigned Lenders hereby consent to this Amendment, which consent constitutes the consent of the Lenders as required by Section 9.01(c) of the Loan Agreement, and authorize and direct the Administrative Agent, Paying Agent and Account Bank to execute this Amendment.

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4.    Conditions Precedent. This Amendment shall become effective as of the date hereof, subject to (a) the Administrative Agent’s and each Lender’s receipt of this Amendment, executed and delivered by duly authorized officers of the parties hereto (or, in the case of the Borrower, a duly authorized officer of its trustee); and (b) satisfaction of the Rating Agency Notification.
5.    Reference to and Effect on the Loan Agreement; Ratification.
(a)    Except as specifically amended above effective as of the Amendment Effective Date, the Loan Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.
(b)    The execution, delivery and effectiveness of this Amendment, except to the extent expressly set forth herein, shall not operate as a waiver of any right, power or remedy of any party hereto under the Loan Agreement, or constitute a waiver of any provision of any other agreement.
(c)    Upon the effectiveness hereof on the Amendment Effective Date, each reference in the Loan Agreement to “this Agreement”, “hereto”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in any other Transaction Document to “Loan Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.
(d)    This Amendment shall constitute a “Transaction Document” under the Loan Agreement.
6.    Execution in Counterparts; Severability. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature;  (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable.  Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature.  Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or endorsement of writings when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings. In the event that any provision in or obligation under this Amendment

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shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
7.    GOVERNING LAW; JURY WAIVER; SUBMISSION TO JURISDICTION
(a)    THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE INTERESTS OF THE ADMINISTRATIVE AGENT, FOR THE BENEFIT OF THE SECURED PARTIES IN THE PLEDGED ASSETS, OR REMEDIES HEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER OR THEREUNDER.
(b)    Each Credit Party irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Transaction Documents, or for recognition or enforcement of any judgment, and each Credit Party irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such State court or, to the fullest extent permitted by Applicable Law, in such Federal court. Each Credit Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment or the other Transaction Documents shall affect any right that the Administrative Agent or any other Indemnified Party may otherwise have to bring any action or proceeding arising out of or relating to the Transaction Documents against any Credit Party or its properties in the courts of any jurisdiction. Each Credit Party irrevocably and unconditionally waives, to the fullest extent permitted by requirements of law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to the Transaction Documents in any court referred to above, and the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
8.    Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions thereof.

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9.    Severability. The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
10.    Miscellaneous. Section 9.20 (Limitation of Liability) of the Loan Agreement is intended to be, and is hereby, incorporated by reference into this Amendment with the same force and effect as if fully set forth herein. The rights, privileges and immunities afforded to the Administrative Agent, the Paying Agent and the Account Bank under the Loan Agreement shall apply hereunder as if fully set forth herein.
[signature pages follow]
    IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first above written.
THE BORROWER:    OPORTUN CL TRUST 2023-A

By: Wilmington Trust, National Association, not in its individual capacity, but solely as Owner Trustee of the Borrower
Name: Drew H. Davis /s/ Drew H. Davis
Title: Vice President
c/o Wilmington Trust, National Association
1100 N. Market Street
Wilmington, Delaware 19890
Attention: Corporate Trust Administration

THE DEPOSITOR:     OPORTUN CL DEPOSITOR, LLC

By: /s/ Jonathan Coblentz
Name: Jonathan Coblentz
Title: Treasurer
2 Circle Star Way
San Carlos, California 94070
Attention: General Counsel
Email: [***]

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THE SELLER:    OPORTUN, INC.

By: /s/ Jonathan Coblentz
Name: Jonathan Coblentz
Title: Chief Financial Officer
2 Circle Star Way
San Carlos, California 94070
Attention: General Counsel
Email: [***]

ADMINISTRATIVE AGENT:    WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity
By: /s/ Marie Nicolosi
Name: Marie Niolosi
Title: Vice President
1100 N. Market Street
Wilmington, Delaware 19890
Attention: Marie Nicolosi – Oportun CL Trust 2023-A

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PAYING AGENT,
AND ACCOUNT BANK:    WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity
By: /s/ Drew H. Davis
Name: Drew H. Davis
Title: Vice President
1100 N. Market Street
Wilmington, Delaware 19890
Attention: Corporate Trust – Oportun CL Trust 2023-A

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THE LENDERS:
    [***], as a Class A Lender

By:
Name:
Title:

Address for notices:

[***]
Attn: [***]
Tel: [***]
Email: [***]

with copies to:

[***]; and

    [***]

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[***], as a Class A Lender

By:
Name:
Title:

[***]

With copies to:

[***]

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[***], as a Class A Lender and a Class B Lender

By: [***]
By:
Name:
Title:    Authorized Signatory

[***]
Attention: [***]
Email: [***]

With a copy to:

[***]

[***]

[***]

[***]

[***]

[***]

[***]

Additional Email addresses for Notices:
[***]

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[***], as a Class A Lender and a Class B Lender

By: [***]

By:
Name:
Title:    Authorized Signatory

[***]
Attention: [***]
Email: [***]

With a copy to:

[***]

[***]

[***]

[***]

[***]

[***]

[***]

Additional E-mail addresses for Notices: [***]

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[***], as a Class A Lender

By:
Name:
Title:    Authorized Signatory

[***]
ATTN: [***]
[***]

and via Email:
[***]

With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:

[***]
Attn: [***]
[***]

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[***], as a Class C Lender

By:
Name:
Title:

Documentation/Credit Contact:
[***]
Attn: [***]
Tel: [***]
E-mail: [***]
Operations Contact (All Administrative Agent notices including borrowings, paydowns, interest, fees, rate resets, etc.)
[***]
Attn: [***]
Tel: [***]
[***]

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[***], as a Class C Lender

By:
Name:
Title:

Documentation/Credit Contact:
[***]
Attn: [***]
Tel: [***]
E-mail: [***]
Operations Contact (All Administrative Agent notices including borrowings, paydowns, interest, fees, rate resets, etc.)
[***]
Attn: [***]
Tel: [***]
[***]

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